Putnam
Massachusetts
Tax Exempt
Income Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Putnam Massachusetts Tax Exempt Income Fund was among the beneficiaries as the Federal Reserve Board dramatically reduced interest rates and equity investors continued to turn to bonds to ride out the stock market's extended period of turbulence. But the fund's successful run during the fiscal year ended May 31, 2001, was attributable to more than the favorable market environment for bonds.

During the period, Fund Manager Richard Wyke was able to maintain a portfolio that provided both a healthy stream of tax-free current income and potential for capital growth over the long term. These opportunities do not present themselves automatically; they must be actively pursued, and Putnam's extensive credit research resources made a major contribution to Rick's efforts.

In the following report, Rick discusses the fund's performance and strategy during fiscal 2001 in the context of the current market environment and then offers his insights into prospects for the months ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
July 18, 2001

REPORT FROM FUND MANAGEMENT

Richard P. Wyke

While our municipal bond strategy faced a challenging environment in the latter part of 2000, it has proved its effectiveness during the first five months of 2001. Equity markets remained tumultuous, and investors continued to seek the relative calm of fixed-income securities and the diversification they afford. Meanwhile, investors in high-tax states increased demand for municipal securities. Massachusetts Tax Exempt Income Fund capitalized on this positive environment. One of the strategic moves that was particularly helpful to recent performance was the addition of higher-yielding lower credit-rating bonds to the fund's portfolio. The fund also benefited from falling short-term interest rates and rising municipal bond prices.

Total return for 12 months ended 5/31/01

      Class A           Class B           Class M
    NAV      POP      NAV     CDSC      NAV     POP
-----------------------------------------------------------------------
   10.95%    5.63%   10.24%   5.24%    10.61%   7.06%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 8.

* FED EASING SPURS MARKET RALLY IN 2001

As stock prices remained volatile over the period, many investors became disillusioned with the stock market and began to recognize the solid risk/return relationship offered by municipal bonds. Municipal bond mutual funds enjoyed the fruits of this strengthening demand as cash flows into these funds began increasing for the first time in several years. We believe this rising demand will continue; furthermore, the municipal market is already beginning to anticipate the traditional demand surge that comes in June and July when many bonds pay out their coupon income and investors seek vehicles for reinvestment.

Thus far, supply has nearly kept pace with this demand. It is up 30% to 40% over last year's levels. Supply usually increases when interest rates are falling, both from new issuance and advance refundings. This balanced supply/demand relationship has been very supportive of municipal bond prices and bodes well for future price appreciation.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care/
hospitals                       49.2%

Water and sewer                 11.6%

Transportation                  11.3%

Education                        7.9%

Housing                          5.0%

Footnote reads:
*Based on net assets as of 5/31/01. Holdings will vary over time.

Fund performance (and indeed municipal bond market performance) has also benefited significantly this year from the almost unprecedented sharpness of the Federal Reserve Board's monetary easing. In the first five months of this year, the Fed made five interest rate reductions totaling 2.5 percentage points, the most dramatic rate-cutting action since former Fed Chairman Paul Volcker's swift decreases in the early 1980s. Two of the cuts occurred outside of the Fed's normal meeting schedule, which is significant and showed the central bank's determination to stave off a recession.

The Fed's actions spurred this year's bond market rally and also caused significant steepening in the yield curve, meaning that short-term rates became much lower than long-term rates. When this happens, it is most beneficial to be positioned in the middle of the curve; i.e., to own bonds with intermediate maturities. Fortunately, your fund has been overweighted in intermediate-term securities and performance has benefited accordingly.

* LOWER-RATED CREDITS DRIVE PERFORMANCE

The most important strategy we pursued during the recent period was the judicious addition of higher-yielding lower credit holdings to the portfolio. While more than half of the portfolio remains at the highest quality level, with approximately 53% of holdings rated Aaa/AAA, we have carefully increased the portfolio's concentration of lower-credit bonds over the past 12 to 15 months. High-yield municipal securities require greater research effort because of their added risk, but if prudently selected can provide potentially strong returns.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 53.3%

Aa/AA -- 19.0%

A -- 5.7%

Baa/BBB -- 13.4%

Ba/BB -- 7.5%

Other -- 1.1%

Footnote reads:
*As a percentage of market value as of 5/31/01. A bond rated Baa/BBB or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


"Municipal investments have been attractive for some time, and recently investors have begun to recognize their rewards in comparison with other, riskier asset classes. This shift positions municipal credits -- especially lower-rated credits -- with solid price appreciation potential going forward."

-- Richard P. Wyke, portfolio manager, Putnam Massachusetts Tax Exempt
   Income Fund

During the first half of fiscal 2001, credit yield spreads, the difference in yield between lower- and higher-quality bonds, continued to widen to extraordinary levels. They reached their widest point in December 2000, and then began to narrow in the new year. Spreads widened again in March, before narrowing further. We took advantage of these widening periods to add portfolio holdings at attractive prices. With increased demand for municipal investments and the Fed's aggressive easing of short-term rates, we believe the narrowing trend will continue and are enthusiastic about the likelihood of a sustained period of outperformance from municipal bonds, especially lower-credit municipal bonds. Indeed, the fund's lower-credit rated holdings not only provided high levels of income over the period but began to enjoy some price appreciation as credit yield spreads contracted.

* DURATION SHIFTS, SECTOR ALLOCATIONS REMAIN INTACT

We adjusted the fund's duration several times over the period to position the portfolio to benefit from price appreciation. (Duration is an indication of a bond's price sensitivity to interest rate movements, measured in years.) The longer a bond's (or bond fund's) duration, the more sensitive it will be to changes in interest rates. We kept portfolio duration long during the bond market rally at the beginning of 2001, maximizing the rally's appreciation potential. In anticipation of the cyclical buildup of the municipal bond supply in March and April, we shortened duration to a neutral stance relative to the fund's benchmark index. At this point, bond prices had risen considerably and we expected little additional price appreciation for the time being.

Toward the end of the period, we extended duration again to a point that is longer than that of our benchmark indexes. The Fed has been taking aggressive action to lower interest rates, and the economy appears to be slowing more than current interest rate levels reflect. In this environment, we believe rates will fall further, providing opportunity for additional municipal bond price appreciation.

The fund remains focused on many of the same sectors that have contributed to performance thus far. Utility holdings continue to outperform, and the hospital and health-care sector remains the portfolio's largest concentration, making up 49.2% of portfolio holdings. The Massachusetts health-care industry is one of the state's largest employers, and the health facility authorities continue to be extremely active in financing nursing home, assisted living, elder housing, and continuing care projects.

While there is some uncertainty in the sector as this industry waits to see whether the Bush administration will continue reforms begun under the Clinton administration, many bonds in your fund's portfolio carry the highest credit quality rating of Aaa/AAA. Those with lower credit ratings have been meticulously researched by Putnam's analytical team, and undergo ongoing scrutiny for any changes that might influence their continued strength.

Over the period, we continued to add hospital and health-care holdings. For example, in April we purchased bonds issued by the Partners Healthcare System (AA- rated, with a 6.0% coupon) issued to finance construction of a new ambulatory care facility at Massachusetts General Hospital. In the view of Putnam's analysts, Partners is the best-managed health-care municipal bond issuer in the state, enjoying a solid financial position and excellent management resources.

Among higher-yielding, lower credit-rating health-care revenue bonds, in April we added some unrated revenue refunding bonds issued by Massachusetts Development Finance Agency Health Facilities for Beverly Enterprises (considered BB- by our analysts, with a 7.375% coupon) to refinance one of this nursing home company's facilities in Dedham.

We also added bonds issued by the Massachusetts Health Educational Facilities for University of Massachusetts Memorial Hospital in Worcester (Baa2 rated, with a 6.5% coupon). These bonds will be used by the teaching hospital to rebuild their emergency room facility. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* FAVORABLE ENVIRONMENT FOR BONDS SEEN

The fund's longer duration positions it well to take advantage of additional municipal bond price appreciation that may come in the wake of the June/July coupon reinvestment period and beyond. The Fed's vigilance in accommodating growth and reinvigorating the economy should have a positive effect on narrowing credit spreads and the potential for additional bond price appreciation among lower-rated credits. Meanwhile, Massachusetts appears to be in a solid financial position, providing a positive backdrop for the municipal market.

Our view of the economy for the next 12 months is that it will be weak, but not recessionary. The general perception in January was that a recession was likely, if not a sure thing. We disagreed with that forecast, and while we do not expect growth to surge in the near term, we believe it is probable that the economy will grow at an annualized rate of 2% to 3% in the next three quarters. The composition of this growth will be slightly stronger in the second quarter and slightly weaker in the third and fourth quarters. We are also not anticipating any significant increase in inflation. As a result, this slow to moderate growth with continued low inflation should provide a favorable backdrop for performance in the tax-exempt markets.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/01, there is no guarantee the fund will continue to hold these securities in the future. This fund concentrates its investments in one state and involves more risk than a fund that invests more broadly.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign you an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m., Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Massachusetts Tax Exempt Income Fund is designed for investors seeking high current income free from federal and state income taxes, consistent with capital preservation.

TOTAL RETURN FOR PERIODS ENDED 5/31/01

                       Class A          Class B           Class M
(inception dates)     (10/23/89)       (7/15/93)         (5/12/95)
                     NAV      POP     NAV    CDSC       NAV     POP
------------------------------------------------------------------------------
1 year              10.95%   5.63%   10.24%   5.24%    10.61%   7.06%
------------------------------------------------------------------------------
5 years             32.31   26.09    28.06   26.06     30.49   26.20
Annual average       5.76    4.75     5.07    4.74      5.47    4.76
------------------------------------------------------------------------------
10 years            93.59   84.47    80.03   80.03     86.98   80.85
Annual average       6.83    6.31     6.06    6.06      6.46    6.10
------------------------------------------------------------------------------
Annual average
(life of fund)       7.12    6.67     6.33    6.33      6.73    6.43
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/01

                       Lehman Brothers Municipal      Consumer
                              Bond Index            price index
--------------------------------------------------------------------
1 year                          12.16%                 3.50%
--------------------------------------------------------------------
5 years                         37.88                 13.35
Annual average                   6.64                  2.54
--------------------------------------------------------------------
10 years                        98.26                 30.90
Annual average                   7.08                  2.73
--------------------------------------------------------------------
Annual average
(life of fund)                   7.38                  3.03
--------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25% respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 5/31/91

                                     Lehman Brothers
                  Fund's class A      Municipal Bond     Consumer price
Date              shares at POP           Index              index

5/31/91               9,525              10,000              10,000
5/31/92              10,751              10,982              10,302
5/31/93              12,098              12,296              10,634
5/31/94              12,401              12,599              10,878
5/31/95              13,142              13,751              11,224
5/31/96              13,880              14,379              11,549
5/31/97              15,258              15,572              11,807
5/31/98              16,410              17,034              12,006
5/31/99              17,000              17,830              12,257
5/31/00              16,969              17,677              12,647
5/31/01             $18,447             $19,826             $13,090

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $18,003 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $18,698 ($18,085 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 5/31/01

                              Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions (number)          12              12              12
------------------------------------------------------------------------------
Income 1                    $0.482043       $0.422209       $0.454443
------------------------------------------------------------------------------
Capital gains 1                 --              --              --
------------------------------------------------------------------------------
  Total                     $0.482043       $0.422209       $0.454443
------------------------------------------------------------------------------
Share value:                NAV     POP        NAV          NAV     POP
------------------------------------------------------------------------------
5/31/00                    $8.74   $9.18      $8.73         $8.74   $9.03
------------------------------------------------------------------------------
5/31/01                     9.20    9.66       9.19          9.20    9.51
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate 2     5.30%   5.04%      4.65%         5.00%   4.83%
------------------------------------------------------------------------------
Taxable equivalent 3        9.22    8.77       8.09          8.70    8.40
------------------------------------------------------------------------------
Current 30-day SEC yield 4  4.89    4.66       4.24          4.59    4.44
------------------------------------------------------------------------------
Taxable equivalent 3        8.51    8.11       7.38          7.98    7.72
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 42.51% combined 2001 federal and state tax rates.
  Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 6/30/01 (most recent calendar quarter)

                       Class A          Class B         Class M
(inception dates)     (10/23/89)       (7/15/93)       (5/12/95)
                     NAV      POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year              8.96%    3.73%   8.28%   3.28%   8.52%   5.00%
------------------------------------------------------------------------------
5 years            31.99    25.68   27.66   25.66   29.91   25.66
Annual average      5.71     4.68    5.00    4.67    5.37    4.67
------------------------------------------------------------------------------
10 years           94.40    85.23   80.96   80.96   87.74   81.55
Annual average      6.87     6.36    6.11    6.11    6.50    6.15
------------------------------------------------------------------------------
Annual average
(life of fund)      7.13     6.69    6.35    6.35    6.74    6.44
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an index of approximately 20,000 investment-grade, fixed-rate tax-exempt bonds. It assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Putnam Massachusetts Tax Exempt Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Massachusetts Tax Exempt Income Fund (the "fund") at May 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 12, 2001




THE FUND'S PORTFOLIO
May 31, 2001

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
FGIC                -- Financial Guaranty Insurance Corporation
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
U.S. Govt. Coll.    -- U.S. Government Collateralized
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.2%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Massachusetts (93.3%)
-------------------------------------------------------------------------------------------------------------------
$         4,000,000 Boston, Indl. Dev. Fin. Auth. Rev. Bonds
                    (Springhouse, Inc.), 6s, 7/1/28                                       BB-/P      $    3,150,000
          7,000,000 Boston, Indl. Dev. Fin. Auth. Swr. Fac. Rev. Bonds
                    (Harbor Elec. Energy Co.), 7 3/8s, 5/15/15                            Baa1            7,157,500
          7,935,000 Boston, Wtr. & Swr. Commn. Rev. Bonds, Ser. A,
                    5 3/4s, 11/1/13                                                       AA-             8,668,988
          2,100,000 Framingham, Hsg. Auth. Rev. Bonds,
                    (Beaver Terrace), Ser. A, GNMA Coll.,
                    6.35s, 2/20/32                                                        AAA             2,226,000
          5,185,000 Holden, G.O. Bonds, FGIC, 5 1/2s, 3/1/20                              Aaa             5,334,069
                    MA Bay Trans. Auth. Rev. Bonds
          3,550,000 Ser. B, 6.2s, 3/1/16                                                  AA              4,038,125
          7,500,000 (Gen. Trans. Syst.), Ser. B, 5.9s, 3/1/24                             AA              8,109,375
          4,000,000 (Gen. Trans. Syst.), Ser. A, 5 1/2s, 3/1/12                           AA              4,310,000
                    MA State Dev. Fin. Agcy. Rev. Bonds
          1,650,000 (Health Facilities-Beverly, Inc.), 7 3/8s, 4/1/09                     BB-/P           1,656,188
          3,420,000 (Lasell Village), Ser. A, 6 3/8s, 12/1/25                             BB-/P           3,048,075
          1,950,000 (MA Biomedical Research), Ser. C, 6 1/8s, 8/1/12                      A2              2,074,313
          1,300,000 (Worcester Redev. Auth. Issue), 6s, 6/1/24                            AA              1,378,000
          1,830,000 (MA Biomedical Research), Ser. C, 5 7/8s, 8/1/10                      A2              1,930,650
          1,750,000 (Boston Biomedical Research), 5 3/4s, 2/1/29                          Baa3            1,570,625
          2,000,000 (Eastern Nazarine College), 5 5/8s, 4/1/29                            BBB-            1,697,500
          1,000,000 MA State Dev. Fin. Agcy. VRDN (Alliance of
                    Mass, Inc.), Ser. A, 3.0s, 1/1/26                                     A-1             1,000,000
          5,000,000 MA State Edl. Fin. Auth. Rev. Bonds, Ser. E,
                    AMBAC, 5s, 1/1/13                                                     AAA             4,881,250
          1,935,000 MA State FRB, Ser. 35, 8.77s, 11/1/11
                    (acquired 8/13/98, cost $2,401,142) (RES)                             Aa3             2,440,519
                    MA State G.O. Bonds
          5,075,000 AMBAC, 8.85s, 11/1/14 (acquired 5/11/98,
                    cost $6,660,938) (RES)                                                AAA/P           6,889,313
          2,000,000 Ser. B, 5 3/4s, 6/1/10                                                Aa2             2,205,000
          5,000,000 Ser. A, 5 1/2s, 1/1/10                                                Aa2             5,406,250
          3,750,000 Ser. C, 5 1/4s, 8/1/15                                                Aa2             3,839,063
                    MA State Hlth. & Edl. Fac. Auth. IFB
          2,000,000 (St. Elizabeth Hosp.), Ser. E, FSA, 9.97s, 8/12/21                    Aaa             2,096,440
          7,500,000 (Boston U.), MBIA, 9.467s, 10/1/31                                    Aaa             7,891,650
          6,000,000 (Beth Israel Deaconess Hosp.), Ser. L, AMBAC,
                    8.268s, 7/1/25                                                        Aaa             6,232,500
          7,900,000 (New England Medical Ctr.), 6.18s, 7/1/18                             Aaa             7,771,625
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          4,760,000 (Goddard Memorial Hosp.), Ser. B, 9s, 7/1/15                          Baa3            4,284,000
          2,000,000 (Nichols College), Ser. B, 8 1/2s, 10/1/16                            BB-/P           2,075,240
          5,710,000 (Rehab. Hosp. Cape & Islands), Ser. A,
                    7 7/8s, 8/15/24                                                       AAA/P           6,466,575
          6,220,000 (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11                      Ba1             6,363,869
          8,185,000 (Cooley Dickinson Hosp.), Ser A, 7 1/8s,
                    11/15/18                                                              AAA/P           8,931,881
          3,000,000 (Winchester Hosp.), Ser. E, 6 3/4s, 7/1/30                            BBB             3,045,000
          1,900,000 (Sisters Providence Hlth. Syst.), Ser. A,
                    6 5/8s, 11/15/22                                                      Aaa             2,094,750
          1,550,000 (Worcester Polytech Inst.), Ser. E, 6 5/8s, 9/1/17                    AAA             1,648,813
          3,125,000 (UMass Memorial Healthcare), Ser. C,
                    6 1/2s, 7/1/21                                                        Baa2            3,105,469
          3,880,000 (Metro West Hlth., Inc.), Ser. C, 6 1/2s, 11/15/18                    Aaa             4,146,750
          5,000,000 (MA Gen. Hosp.), Ser. F, AMBAC, 6 1/4s, 7/1/20                        Aaa             5,393,750
          5,000,000 (Harvard U.), Ser. N, 6 1/4s, 4/1/20                                  Aaa             5,725,000
          9,850,000 (MA Gen. Hosp.), Ser. F, AMBAC, 6 1/4s, 7/1/12                        Aaa            11,229,000
          1,000,000 (Learning Ctr. for Deaf Children), Ser. C,
                    6 1/8s, 7/1/29                                                        Ba2               931,250
          7,250,000 (Newton-Wellesley Hosp.), Ser. E, MBIA,
                    6s, 7/1/25                                                            Aaa             7,594,375
          2,100,000 (Partners Healthcare Syst.), 6s, 7/1/15                               AA-             2,218,125
          1,460,000 (Partners Healthcare Syst.), Ser. C, 6s, 7/1/14                       AA-             1,554,900
          4,000,000 (Partners Healthcare Syst.), Ser. C,
                    5 3/4s, 7/1/32                                                        AA-             3,935,000
          4,500,000 (Caritas Christian Oblig. Group), Ser. A,
                    5 5/8s, 7/1/20                                                        Baa2            3,971,250
          3,665,000 (Williams College), Ser. G, 5 1/2s, 7/1/14                            Aaa             3,852,831
          2,250,000 (Cape Cod Healthcare), Ser. B, 5.45s, 11/15/23                        BBB+            1,923,750
          3,000,000 (Jordan Hosp.), Ser. D, 5 3/8s, 10/1/28                               BBB+            2,501,250
          4,250,000 (Boston College), Ser. K, 5 3/8s, 6/1/14                              AA-             4,462,500
          3,000,000 (Partners Healthcare Syst.), Ser. B, 5 1/4s, 7/1/11                   AA-             3,097,500
         10,000,000 (MA Inst. of Tech.), Ser. I-1, 5.2s, 1/1/28 (SEG)                     Aaa             9,937,500
         10,915,000 (Boston College), Ser. L, 4 3/4s, 6/1/31                              Aa3             9,687,063
                    MA State Hsg. Fin. Agcy. Rev. Bonds
          6,000,000 (Res. Park Mtg. Ctr.), Ser. C, FNMA Coll.,
                    6.9s, 11/15/21                                                        Aaa             6,229,500
          2,000,000 (Res. Dev.), Ser. E, FNMA Coll., 6 1/4s, 11/15/12                     Aaa             2,087,500
          2,000,000 (Rental Mtge.), Ser. E, AMBAC, 5.9s, 7/1/25                           Aaa             2,032,500
          5,000,000 (Rental Mtge.), Ser. C, AMBAC, 5 5/8s, 7/1/40                         Aaa             4,975,000
          4,250,000 MA State Indl. Fin. Agcy. Poll. Control Rev. Bonds
                    (MA Eastern Edison Co.), 5 7/8s, 8/1/08                               A+              4,409,375
                    MA State Indl. Fin. Agcy. Resource Recvy. Rev.
                    Bonds (Southeastern MA)
          6,500,000 Ser. B, 9 1/4s, 7/1/15                                                BB-/P           6,711,315
          3,410,000 Ser. A, 9s, 7/1/15                                                    BB-/P           3,520,518
                    MA State Indl. Fin. Agcy. Rev. Bonds
          6,000,000 (Orchard Cove, Inc.), U.S. Govt. Coll., 9s,
                    5/1/22                                                                AAA/P           6,495,300
          3,000,000 (1st Mtge. Stone Institution & Newton),
                    7.9s, 1/1/24                                                          BB-/P           3,037,500
          5,140,000 (1st Mtge. Loomis & Village), 7 5/8s, 7/1/25                          AAA             5,981,675
          6,650,000 (Merrimack College), 7 1/8s, 7/1/12                                   AAA             7,082,117
          3,500,000 (1st. Mtge. Brookhaven), Ser. A, 7s, 1/1/15                           BBB/P           3,548,125
          1,165,000 (Clark U.), Ser. E, 7s, 7/1/12                                        A               1,190,583
          2,605,000 (Clark U.), Ser. F, 7s, 7/1/11                                        A               2,664,576
          3,000,000 (1st Mtge. Brookhaven), Ser. A, 7s, 1/1/09                            BBB/P           3,097,500
          5,875,000 (American Hingham, Wtr. Treatment),
                    6 3/4s, 12/1/25                                                       BBB/P           6,154,063
          6,000,000 (1st Mtge. Berkshire Retirement), Ser. A,
                    6 5/8s, 7/1/16                                                        BBB             5,932,500
          2,000,000 (1st Mtge. Brookhaven), Ser. B, 6.6s, 1/1/17                          BBB/P           1,967,500
          1,160,000 (Worcester Visiting Nurse Assn.), 6.4s, 9/15/10                       A-/P            1,186,100
          3,385,000 (Park School), 5.9s, 9/1/26                                           A3              3,448,469
          1,650,000 (Wentworth Inst. of Tech.), 5 3/4s, 10/1/28                           Baa1            1,608,750
          2,000,000 (Babson College), Ser. A, MBIA, 4 3/4s, 10/1/28                       Aaa             1,802,500
         12,250,000 (Tufts U.), Ser. H, MBIA, 4 3/4s, 2/15/28                             Aaa            11,055,625
         22,100,000 MA State Tpk. Auth. Hwy. Syst. Rev. Bonds,
                    Ser. A, MBIA, 5s, 1/1/37                                              Aaa            20,249,120
          7,000,000 MA State Wtr. Poll. Abatement Rev. Bonds
                    (Pool Program), Ser. 5, 5 3/8s, 8/1/27                                Aaa             7,043,750
          5,000,000 MA State Wtr. Resources Auth. FRB, 7 1/2s,
                    8/1/39 (acquired 3/9/00, cost $4,652,700) (RES)                       A+              5,406,250
                    MA State Wtr. Resources Auth. Rev. Bonds
         10,000,000 Ser. A, 6 1/2s, 7/15/19                                               AA             11,625,000
          2,900,000 Ser. C, MBIA, 5 1/4s, 12/1/15                                         AAA             3,005,125
          2,000,000 MA State Wtr. Resources Auth. VRDN
                    (General Multi. Modal), Ser. B, FGIC, 2.8s, 8/1/37                    VMIG1           2,000,000
          5,000,000 Quincy, IFB (Quincy Hosp.), FSA, 7.07s, 1/15/11                       Aaa             5,268,750
                    Somerville, Hsg. Auth. Rev. Bonds
                    (Clarendon-Hill Mtge.), GNMA Coll.
          2,000,000 7.95s, 11/20/30                                                       AAA             2,034,400
          1,175,000 7.85s, 11/20/10                                                       AAA             1,195,892
          1,000,000 Westford, G.O. Bonds, FGIC, 5 1/4s, 4/1/20                            Aaa             1,003,750
          2,950,000 Worcester, Mtge. Rev. Bonds (Briarwood),
                    9 1/4s, 12/1/22                                                       AAA/P           3,270,813
                                                                                                      -------------
                                                                                                        385,501,850

Puerto Rico (4.9%)
-------------------------------------------------------------------------------------------------------------------
                    Cnmwlth. of PR, G.O. Bonds, FSA
          1,700,000 6 1/2s, 7/1/13                                                        AAA             2,006,000
          4,000,000 5 1/2s, 7/1/10                                                        Aaa             4,375,000
          1,000,000 Cmnwlth. of PR, Govt. Dev. Bank VRDN,
                    MBIA, 2.75s, 12/1/15                                                  VMIG1           1,000,000
                    Cmnwlth. of PR, Hwy. & Trans. Auth. Rev.
                    Bonds, MBIA
          2,925,000 Ser. Z, 6 1/4s, 7/1/13                                                Aaa             3,382,031
          5,000,000 Ser. W, 5 1/2s, 7/1/15                                                Aaa             5,400,000
          1,500,000 Cmnwlth. of PR, Hwy. & Trans. Auth. VRDN,
                    Ser. A, AMBAC, 2.5s, 7/1/28                                           VMIG1           1,500,000
          2,600,000 PR Indl. Med. & Env. Poll. Control Fac. Fin.
                    Auth. Rev. Bonds (Special Facilities-American
                    Airlines, Inc.), Ser. A, 6.45s, 12/1/25                               Baa3            2,736,500
                                                                                                      -------------
                                                                                                         20,399,531
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $395,175,339) (b)                                         $ 405,901,381
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $413,188,126.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2001. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $395,175,339, resulting in gross unrealized appreciation and depreciation of $19,052,146 and $8,326,104, respectively, or net unrealized appreciation of $10,726,042.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 2001 was $14,736,082 or 3.6% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for future contracts at May 31, 2001.

      The rates shown on IFB's, which are securities paying interest rates that vary inversely to changes in the market interest rate, FRB's, and VRDN's, are the current interest rates at May 31, 2001.

      The fund had the following industry group concentrations greater than 10% at May 31, 2001 (as a percentage of net assets):

           Health care/hospitals       49.2%
           Water and sewer             11.6
           Transportation              11.3

      The fund had the following insurance concentrations concentrations greater than 10% at May 31, 2001 (as a percentage of net assets):

           MBIA                        14.9%
           AMBAC                       10.4

------------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 2001
                                                                  Unrealized
                                  Aggregate Face  Expiration    Appreciation/
                     Total Value       Value         Date      (Depreciation)
------------------------------------------------------------------------------
Muni Bond Index
(Long)               $1,334,938     $1,346,481      Jun-01        $(11,543)
Muni Bond Index
(Long)                5,075,000      5,028,494      Sep-01          46,506
------------------------------------------------------------------------------
                                                                  $ 34,963
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
May 31, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $395,175,339) (Note 1)                                        $405,901,381
-------------------------------------------------------------------------------------------
Cash                                                                                637,077
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    7,528,970
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,075,831
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                             44,469
-------------------------------------------------------------------------------------------
Total assets                                                                    415,187,728

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               858,282
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          365,267
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        511,659
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           46,593
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        14,498
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,416
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              183,373
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               18,514
-------------------------------------------------------------------------------------------
Total liabilities                                                                 1,999,602
-------------------------------------------------------------------------------------------
Net assets                                                                     $413,188,126

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $411,593,573
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (123,436)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (9,043,016)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       10,761,005
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $413,188,126

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($285,452,277 divided by 31,020,685 shares)                                           $9.20
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.20)*                                $9.66
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($121,880,752 divided by 13,256,465 shares)+                                          $9.19
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($5,855,097 divided by 636,394 shares)                                                $9.20
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.20)**                               $9.51
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended May 31, 2001
Tax exempt interest income:                                                     $23,825,470
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,972,252
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      360,729
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    11,826
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      6,898
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               542,755
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               997,665
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                25,936
-------------------------------------------------------------------------------------------
Other                                                                               108,122
-------------------------------------------------------------------------------------------
Total expenses                                                                    4,026,183
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (228,556)
-------------------------------------------------------------------------------------------
Net expenses                                                                      3,797,627
-------------------------------------------------------------------------------------------
Net investment income                                                            20,027,843
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                     72,222
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (1,235,244)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the year                                                20,822,812
-------------------------------------------------------------------------------------------
Net gain on investments                                                          19,659,790
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $39,687,633
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year ended May 31
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $ 20,027,843     $ 21,205,099
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                       (1,163,022)      (1,035,834)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments              20,822,812      (30,724,712)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                        39,687,633      (10,555,447)
--------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 1):
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (14,338,207)     (15,245,154)
--------------------------------------------------------------------------------------------------
   Class B                                                             (5,432,659)      (5,724,606)
--------------------------------------------------------------------------------------------------
   Class M                                                               (252,397)        (266,663)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)           20,445,364      (21,375,109)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                40,109,734      (53,166,979)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     373,078,392      426,245,371
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess of net
investment income of $123,436 and $246,148, respectively)            $413,188,126     $373,078,392
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.74        $9.45        $9.61        $9.31        $9.11
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .48          .50          .49          .51          .52
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .46         (.71)        (.15)         .30          .21
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .94         (.21)         .34          .81          .73
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.48)        (.50)        (.50)        (.51)        (.53)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.48)        (.50)        (.50)        (.51)        (.53)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.20        $8.74        $9.45        $9.61        $9.31
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 10.95        (2.20)        3.60         8.86         8.17
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $285,452     $259,479     $298,243     $293,978     $280,402
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .82          .84          .97          .95          .96
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.28         5.55         5.11         5.33         5.67
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  6.91        15.17         9.42        31.13        19.12
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.73        $9.44        $9.61        $9.30        $9.10
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .42          .44          .43          .45          .46
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .46         (.71)        (.16)         .30          .21
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .88         (.27)         .27          .75          .67
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.42)        (.44)        (.44)        (.44)        (.47)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.42)        (.44)        (.44)        (.44)        (.47)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.19        $8.73        $9.44        $9.61        $9.30
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 10.24        (2.85)        2.81         8.27         7.47
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $121,881     $109,426     $122,654     $105,351      $85,192
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.47         1.49         1.62         1.60         1.61
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.63         4.90         4.47         4.67         4.99
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  6.91        15.17         9.42        31.13        19.12
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.74        $9.45        $9.61        $9.31        $9.10
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .45          .47          .46          .48          .50
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .46         (.71)        (.15)         .30          .21
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .91         (.24)         .31          .78          .71
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.45)        (.47)        (.47)        (.48)        (.50)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.45)        (.47)        (.47)        (.48)        (.50)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.20        $8.74        $9.45        $9.61        $9.31
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 10.61        (2.50)        3.29         8.55         7.96
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $5,855       $4,174       $5,349       $2,570       $2,839
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.12         1.14         1.27         1.25         1.26
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.98         5.25         4.81         5.05         5.30
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  6.91        15.17         9.42        31.13        19.12
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
May 31, 2001

Note 1
Significant accounting policies

Putnam Massachusetts Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Massachusetts personal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of Massachusetts tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended May 31, 2001, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. At May 31, 2001, the fund had a capital loss carryover of approximately $6,990,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $1,126,000    May 31, 2003
     2,014,000    May 31, 2004
       596,000    May 31, 2007
     2,162,000    May 31, 2008
     1,092,000    May 31, 2009

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These differences include temporary and permanent differences of dividends payable, realized and unrealized gains and losses on certain future contracts, market discount and straddle loss deferrals. For the year ended May 31, 2001, the fund reclassified $118,132 to decrease distributions in excess of net investment income and $130,904 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $12,772. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based upon the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended May 31, 2001, the fund's expenses were reduced by $228,556 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $572 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended May 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $41,078 and $2,900 from the sale of class A and class M shares, respectively, and $204,543 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended May 31, 2001, Putnam Retail Management, acting as underwriter received $14,037 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended May 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $46,942,656 and $26,411,656, respectively. There were no purchases or sales of U.S. government obligations.

Note 4
Capital shares

At May 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,258,446        $ 48,276,605
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  861,824           7,878,454
---------------------------------------------------------------------------
                                             6,120,270          56,155,059

Shares
repurchased                                 (4,787,103)        (43,781,078)
---------------------------------------------------------------------------
Net increase                                 1,333,167        $ 12,373,981
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,596,184        $ 41,068,854
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  942,621           8,429,557
---------------------------------------------------------------------------
                                             5,538,805          49,498,411

Shares
repurchased                                 (7,409,585)        (66,211,334)
---------------------------------------------------------------------------
Net decrease                                (1,870,780)       $(16,712,923)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,231,595        $ 20,359,739
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  336,200           3,070,927
---------------------------------------------------------------------------
                                             2,567,795          23,430,666

Shares
repurchased                                 (1,841,878)        (16,809,214)
---------------------------------------------------------------------------
Net increase                                   725,917        $  6,621,452
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,262,650        $ 20,346,821
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  372,562           3,328,320
---------------------------------------------------------------------------
                                             2,635,212          23,675,141

Shares
repurchased                                 (3,095,073)        (27,566,890)
---------------------------------------------------------------------------
Net decrease                                  (459,861)       $ (3,891,749)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    248,498          $2,263,316
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   11,296             103,376
---------------------------------------------------------------------------
                                               259,794           2,366,692

Shares
repurchased                                   (101,094)           (916,761)
---------------------------------------------------------------------------
Net increase                                   158,700          $1,449,931
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    640,087         $ 5,912,990
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   13,114             117,306
---------------------------------------------------------------------------
                                               653,201           6,030,296

Shares
repurchased                                   (741,701)         (6,800,733)
---------------------------------------------------------------------------
Net decrease                                   (88,500)        $  (770,437)
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Massachusetts Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN047/72894  845/236/258/  7/01